Exhibit 99.1

Annual Meeting of Stockholders October 12, 2010

Inland Western Retail Real Estate Trust, Inc. Directors and Executive Officers Robert D. Parks, Chairman of the Board Kenneth H. Beard Frank A. Catalano, Jr. Paul R. Gauvreau Gerald M. Gorski Brenda G. Gujral Richard P. Imperiale Kenneth E. Masick Barbara A. Murphy Steven P. Grimes, President and Chief Executive Officer Niall J. Byrne, President of Property Management Shane C. Garrison, Chief Investment Officer Dennis K. Holland, General Counsel and Secretary James W. Kleifges, Chief Accounting Officer DIRECTORS EXECUTIVE OFFICERS

1 CORPORATE OVERVIEW & STRATEGY

Owner & Manager of a Diverse National Retail Portfolio 2 313 properties 46 million square feet of gross leaseable area under management $6.7 billion in total assets All information is given as of 6/30/10 unless otherwise specifically noted.

Strategic Business Plan 3 Diversify portfolio geographically by tenant base and by retail property type to reduce risk Maintain asset management focus throughout property ownership - including regular review of opportunities, as well as monitoring tenant credit, risk and exposure Strengthen the balance sheet by continuing to use a conservative capital structure and deleveraging through dispositions

Managing Through the Challenges of the Recession and a Slow Recovery 4 REITs are reliant upon major economic indicators – job growth, consumer spending and manufacturing activity August 2010 unemployment rate was 9.6% Household net income fell 2.8% in the second quarter of 2010 Consumer Confidence Index in September 2010 dropped to 48.5%, the lowest level since February and below the 53.4% in September 2009 Consumer savings rate is currently 5.9% Moodys/Real Commercial Property Price Index for national retail properties in September 2010 is down 32.5% from the peak two years ago Continued lack of access of capital for small businesses

Our 2009 Initiatives 5 Strengthen the balance sheet and enhance financial flexibility Address $1.1 billion in debt maturing in 2009 Access all available credit resources Reduce overall leverage Retain appropriate cash levels to assist with refinancing efforts Manage Occupancy Re-tenant vacancies resulting from Linens ‘n Things, Circuit City and Mervyns bankruptcies Maintain current tenancy

Refinanced, including commitments, paid down and extinguished debt of $1.5 billion Reduced overall leverage by $518 million Retained cash of $344 million as a result of the continued suspension of the share repurchase program and change in distribution policy which became available for deleveraging and refinancings Distributed $85 million to stockholders for a cumulative total of $1.2 billion in distributions since inception Sold $338 million in non-core assets, resulting in $209 million in debt extinguished and $124 million in net cash proceeds available for deleveraging and refinancings Signed a total of 876,542 square feet of new leases for former Mervyns, Circuit City and Linens ‘n Things space Executed more than 760 new and renewal leases for an aggregate of over 4 million square feet 6 What We Accomplished in 2009

2010 Goals and Initiatives 7 Complete the refinancing of 2010 maturing debt Execute new leases and renewals to achieve 90% leased rate1 by year-end with stabilizing average base rents Generate operating cash flows of $200 million for the year Seek to position company for future growth 1) Leased rate includes all signed leases including those where the tenant has yet to occupy the space or commence paying rent.

2010 Year-to-Date Accomplishments 8 Completed or in the process of refinancing 81% of debt maturing in 2010 – $288 million remains, of which $71 million had an extension option as of August 11, 2010 Increased leased rate to 88.4% as of June 30, 2010 from 87.6% as of June 30, 2009 Generated $94 million in cash flows from operating activities for the six months ended June 30, 2010 Increased distribution rate for fourth consecutive period, declaring third quarter distribution per share of 2.9% on an annualized basis using estimated value of $6.85 per share Sold five properties for $80 million, extinguished $61 million in debt resulting in net proceeds of $18 million as of June 30, 2010 Entered into a definitive agreement for an initial $123 million joint venture with RioCan REIT, Canada’s largest REIT. Inland Western will initially contribute eight properties in Texas, maintaining 20% ownership and will earn property, asset management and leasing fees. Signed 98 new leases and renewed 163 leases totaling 1.9 million square feet as of June 30, 2010

9 FINANCIAL UPDATE

Refinancing and Balancing Debt Maturities 1) Included in this amount is $71.2 million that has an extension option. 2) Loan status as of 8/11/10. 3) Debt maturities exclude standard amortization and net mortgage discount of $3.0 million as of 12/31/09. 4) The 2010 debt maturities include $184.7 million of mortgages payable that had matured as of 12/31/09 and exclude liabilities associated with the investment property held for sale as of 12/31/09 of $32.7 million. Debt Maturity Schedule through 20132,3 10 4 (All amounts in thousands) Paid, Refinanced, Under Remaining Fixed Rate Variable Rate Less: 12/31/09 Extended Application to be Year Mortgage Debt Mortgage Debt Amortization Total Debt & Forgiven or Commitment Addressed 2010 $1,107,549 $58,077 ($9,242) $1,156,384 $761,644 $106,725 $288,015 2011 $455,183 $27,545 ($10,275) $472,453 $14,434 $0 $458,019 2012 $433,094 $27,976 ($10,596) $450,474 $0 $0 $450,474 2013 $343,323 $0 ($9,829) $333,494 $1,846 $0 $331,648 1

Financial Highlights 1) Excludes mortgages payable associated with investment property held for sale of $32.7 million and $33.6 million at 12/31/09 and 12/31/08, respectively. 2) Funds From Operations is a non-GAAP measure. See Form 10-Q for six months ended 6/30/10 and Form 10-K for year ended 12/31/09 for reconciliation to GAAP net loss. 11 (in thousands, except per share amounts and percentages) 6/30/10 12/31/09 12/31/08 Total Assets $ 6,722,439 $ 6,928,365 $ 7,606,664 Mortgages and Notes Payable 1 $ 3,905,255 $ 4,003,985 $ 4,402,602 Line of Credit $ 133,242 $ 107,000 $ 225,000 Weighted Average Interest Rate 6.04% 5.57% 4.88% Ratio of Debt to Assets 60.07% 59.34% 60.84% Shareholders' Equity $ 2,352,203 $ 2,441,550 $ 2,572,348 Six Months Ended 6/30/10 Year Ended 12/31/09 Year Ended 12/31/08 Weighted Average Common Shares 482,996 480.310 481,442 Total Revenues $ 327,191 $ 669,310 $ 716,211 Total REIT-Level Operating Expenses $ 9,243 $ 21,191 $ 19,997 Funds From Operations 2 $ 57,598 $ 141,844 $ (349,401) Funds From Operations / Share $ 0.12 $ 0.30 $ (0.73) Distributions Declared $ 43,480 $ 75,040 $ 308,798 Distributions Declared / Share $ 0.09 $ 0.16 $ 0.64

FFO and Cash Flows From Operations 1) FFO is a non-GAAP measure. See Form 10-K for year ended 12/31/09 and Form 10-Q for six months ended 6/30/10 for reconciliation to GAAP net (loss) income. 2) Modified Funds From Operations excludes the impact of non-cash charges, such as provision for asset impairment and gain on debt extinguishment, and is a non-GAAP measure. (in thousands) Six Months Ended 6/30/10 Year Ended 12/31/09 Year Ended 12/31/08 Funds From Operations1 $ 57,598 $ 141,844 $ (349,401) Non-Cash Charges 16,484 115,915 644,049 Modified Funds From Operations2 $ 74,082 $ 257,759 $ 294,648 Cash Flow From Operations $ 94,011 $ 249,837 $ 309,351 Distributions Declared $ 43,480 $ 84,953 $ 309,192 12

Schedule of Principal Related Party Fees 1) Effective for the period from 11/1/08 through 9/30/09, the investment advisor agreed to waive all fees due at our request. Transactions We sold three single-user office buildings to Inland American Real Estate Trust, Inc. for an aggregate sales price of $162 million, which resulted in debt assumption totaling $108 million. We raised additional capital of $50 million from Inland Equity Investors, LLC in exchange for a 23% noncontrolling interest in IW JV 2009, LLC, which we control and, therefore, consolidate. Fees Amount Comments Offering costs None Total of $457 million paid to date is equal to 8.7% of collected capital Mortgage servicing fees $372,000 $125 per loan serviced per month Mortgage brokerage fees None Loan brokerage fee of 0.2% Investment advisory fees $67,000 1.0% per annum (paid monthly) of aggregate fair value of assets invested 1 13

14 PORTFOLIO UPDATE

Quality Portfolio Highlighted by Strong Anchors 15 Our 313 properties are predominately multi-tenant shopping centers strategically located in strong demographic areas in U.S. 9-year average age of portfolio requires less capital for general maintenance Strong anchors help drive consumer traffic and enhance leasing efforts 14 8 11 11 25 26 25 42 36 21 Numbers in circles are owned and shadow anchors. Includes T.J. Maxx, Marshalls, A.J. Wright and HomeGoods stores. ASSETS UNDER MANAGEMENT BY GLA 1)

16 Source: Company Reports

17 Inland Western’s marketing team partners with retailers and community groups to create one of a kind marketing programs intended to drive traffic, enhance retail sales and make an impact on the community The marketing team was recognized by the International Council of Shopping Centers with 7 Silver Maxi Awards for its innovative events and programs in 2009 Award Winning Marketing Programs Benefit Retailers and Consumers IWEST Programs Making an IMPACT on Their Communities The 5th Annual Back to School Bash at Midtown Center in Milwaukee, WI included distributing over 500 backpacks to local school children and collaborating with a partner chef in Michelle Obama’s “Let’s Move” campaign. Southpark Meadows in Austin, TX was one of many Inland Western properties hosting summer concert series, which have become a local tradition in many communities.

Property Management Goals and Initiatives Tenant retention In first six months of 2010, renewed 163 of 216 expiring leases for a 75.5% renewal rate (60.5% based on square footage) Cost control and property monitoring measures Focus on reduction of property level expenses – 7.5% reduction in first half of 2010 when compared to first half of 2009 State of the art business intelligence reporting system Aggressive review of vendor contracts; use economies of scale Dedicated collections team to improve timeliness of cash flows Sustainability initiatives Mission is to operate portfolio in an environmentally friendly manner to improve efficiency and enhance value for tenants and stockholders Implementation of property level energy management systems Orchestration of property level waste collection and recycling Conduct regular audits at select centers to target opportunities and develop best practices 18

19 LEASING & ASSET MANAGEMENT UPDATE

Core Portfolio Comprised of Necessity-Based Multi-Tenant Shopping Centers 200 of 313 total properties in the portfolio 25% of multi-tenant gross leasable area is located in Texas, which was resilient during the economic downturn Tenants/anchors are predominantly grocery and necessity-based Diversified across shopping center type Minimal lease roll-over near-term with stabilized lease expirations 20 82.7% 88.5% 92.2% 88.4% 92.7% Leased Rate

Asset Management Goals & Initiatives Achieve 90% leased rate by year-end Continue progress on re-leasing big boxes and upgrading tenant profile Stabilize average base rents Continue to sell non-core assets that no longer meet our annual growth rate targets 21

22 Increased Leasing Velocity Results in Significant Progress Big Box Vacancy Tenanting Progress Re-leased In negotiation Not yet addressed 621,945 19.4% 1,419,782 44.3% 1,165,235 36.3% Total Square Feet Leased Renewal Replacement New Total of 3.2 million square feet of gross leasable area returned via big box retailer vacancies 2008-2009 Currently negotiating leases or letters of intent for 36.3% Total of 5.2 million square feet leased since 1/1/09

New Leases Signed in Last 18 Months Represent $29.1 Million in Rental Income 23 32% of the new leases signed in the last 18 months began paying rent in 2009 57% of the new leases signed in the last 18 months have begun or will begin paying rent in 2010 $29.1 million in recurring annual rental income will be achieved in 2011

Improved Tenant Diversification & Credit Profile 24 Credit Rating Source: Credit Risk Monitor reports As of June 30, 2008 As of June 30, 2010 Top Retail Tenants Investment Grade Current Credit Rating % of Annualized Base Rent Top Retail Tenants Investment Grade Current Credit Rating % of Annualized Base Rent Rank Movement 1. Mervyn's --/-- 3.1% 1. Best Buy BBB-/Baa2 2.6% +1 2. Best Buy BBB-/Baa2 2.3% 2. Rite Aid B-/Caa2 2.1% +1 3. Rite Aid B-/Caa2 1.8% 3. TJX Companies A/A3 2.0% +1 4. TJX Companies A/A3 1.7% 4. Stop & Shop BBB/Baa3 2.0% +3 5. Ross Dress for Less BBB/-- 1.7% 5. PetSmart BB/-- 2.0% +3 6. Linens 'N Things --/-- 1.7% 6. Home Depot BBB+/Baa1 1.8% +4 7. Stop & Shop BBB/Baa3 1.7% 7. Ross Dress for Less BBB/-- 1.8% -2 8. PetSmart BB/-- 1.7% 8. Bed Bath & Beyond BBB/-- 1.7% +1 9. Bed Bath & Beyond BBB/-- 1.6% 9. The Sports Authority --/-- 1.6% +5 10. Home Depot BBB+/Baa1 1.5% 10. Kohl's BBB+/Baa1 1.5% +6

Upgrading Tenant Profile and Mix 25 4 2 2 2 1 3 1 3 ## 1 0 2 1 2 3 29 Newly Signed Leases for Former Big Box Vacancies in Last 18 Months 2

Multi-Tenant Single Tenant 2.3% 6.4% 11.2% 9.7% 8.0% 3.7% 3.4% 26 Stabilized Lease Expirations Lease Expiration Schedule Average annual lease expiration rate is 5.9% Renewal rent spread of (4.5%) as of June 30, 2010 4.9% 5.2% 4.6% Average 5.9%

27 CLOSING

Key Takeaways We believe we have made solid progress on 2010 corporate initiatives We believe we have significantly stabilized the balance sheet Leases signed should translate into increasing revenue flow in latter 2010 and into 2011 We are aggressively working to manage the improving leasing trends, which are being offset by a reduction in base rent and continuing challenges for small tenants Adhering to our strategy is helping position us for a timely evaluation of a future liquidity event to achieve our growth potential 28

Forward-Looking Statements 29 Certain statements in this presentation may constitute “forward-looking statements.” Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “should” and “could.” We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Federal Private Securities Litigation Reform Act of 1995 and we include this statement for the purpose of complying with such safe harbor provisions. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: Our financial condition will be materially adversely affected if we are unable to refinance all or substantially all of our remaining indebtedness which matured in 2009 of $187 million. We have approximately an additional $1.0 billion of debt, excluding amortization and liabilities associated with the investment property held for sale, which will mature in 2010; Our financial condition may be affected by required debt service payments, the risk of default and restrictions on our ability to incur additional debt or enter into certain transactions under our credit agreement. In addition, we may encounter difficulties in obtaining permanent financing or refinancing existing debt; The level and volatility of interest rates as well as significant challenges in the debt markets that may adversely affect our ability to obtain permanent financing or refinance our existing indebtedness; The ability to dispose of properties on favorable terms or at all as real estate investments can be illiquid, particularly as prospective buyers may experience increased costs of financing or difficulties obtaining financing; Risks of joint venture activities, including development joint ventures; National or local economic, business, real estate and other market conditions, including the ability of the general economy to recover timely from the current volatile economic downturn; General financial risks affecting the real estate industry, including the current economic downturn that may adversely affect the ability of our tenants, or new tenants, to enter into new leases or the ability of our existing tenants to renew their leases at rates at least as favorable as their current rates or at all; Financial stability of tenants, including the ability of tenants to pay rent, the decision of tenants to close stores and the effect of bankruptcy laws and our ability to re-lease any resulting vacant space; Risks of real estate development, including the failure of pending developments and redevelopments to be completed on time and within budget and the failure of newly acquired or developed properties to perform as expected; The effect of inflation and other factors on fixed rental rates, operating expenses and real estate taxes; The competitive environment in which we operate and the supply of and demand for retail goods and services in our markets; The increase in property and liability insurance costs and the ability to obtain appropriate insurance coverage; The ability to maintain our status as a REIT for federal income tax purposes; The effects of hurricanes and other natural disasters; Environmental/safety requirements and costs; and Other risks identified in this presentation and, from time to time, in other reports we file with the Securities and Exchange Commission (SEC). We disclaim any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of June 30, 2010. This presentation should also be read in conjunction with our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q as filed with the SEC. Tenant Photographs and Logos The companies depicted may have proprietary interests in their trade names and trademarks. Nothing herein shall be considered to be an endorsement authorization or approval of Inland Western Retail Real Estate Trust, Inc. by the aforementioned companies. Further, none of the aforementioned companies are affiliated with Inland Western Retail Real Estate Trust, Inc. in any manner, other than being a tenant in properties that Inland Western Retail Real Estate Trust, Inc. owns or has interest in. Property Photographs Properties depicted in photographs in this presentation are wholly or partially owned by Inland Western Retail Real Estate Trust, Inc. However, some photographs are of shadow anchors, which are located in or adjacent to our center, but that are not owned by Inland Western Retail Real Estate Trust, Inc.